UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2007

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)

            Bermuda                  001-31468               98-0428969

 (State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation or            File Number)         Identification No.)
         Organization)

                                Montpelier House
                                94 Pitts Bay Road
                                 Pembroke HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (441) 296-5550

                            ------------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On July 23, 2007, Montpelier Re Holdings Ltd. (the "Company") announced that it is forming Montpelier Europa AG, a Swiss company based in Zug, Switzerland, to provide marketing services to its newly formed Lloyd's Syndicate 5151.

Montpelier Europa AG will focus its efforts on Continental Europe and the Middle East. The United Kingdom, France and the Benelux countries will continue to be serviced out of the Company's existing marketing office in London.

The press release furnished herewith is attached as Exhibit 99.1 to this Form
8-K.



Item 9.01.    Financial Statements and Exhibits.


     (d) Exhibits.



 Exhibit No.       Description of Exhibit
---------------  ---------------------------------------------------------------
 99.1              Press Release dated July 23, 2007.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Montpelier Re Holdings Ltd.
                                           -------------------------------------
                                                       (Registrant)


            July 23, 2007                  By:    /s/ Jonathan B. Kim
       ------------------------                  -------------------------------
                Date                       Name:  Jonathan B. Kim
                                           Title: General Counsel and Secretary

                                  EXHIBIT INDEX

 Exhibit No.       Description of Exhibit
---------------  ---------------------------------------------------------------
 99.1              Press Release dated July 23, 2007.